UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2009

Zebra Technologies Corporation Profit Sharing and Savings Plan

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Half Day Road, Suite 500, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

333 Corporate Woods Parkway, Vernon Hills, Illinois 60061

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 27, 2009, Ernst & Young LLP (“E&Y”) was dismissed as the independent registered public accounting firm for the Zebra Technologies Corporation Profit Sharing and Savings Plan (the “Plan”). The decision to dismiss E&Y was approved by the Audit Committee of the Board of Directors of Zebra Technologies Corporation (the “Company”). E&Y remains the independent registered public accounting firm for the Company, the sponsor of the Plan.

E&Y’s reports on the Plan’s financial statements for the fiscal years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2006 and 2007 and through April 27, 2009, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) between the Plan and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports, or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) between the Plan and E&Y.

On April 27, 2009, following approval by the Audit Committee, the Plan engaged Crowe Horwath LLP (“Crowe”) as its independent registered public accounting firm. During the two fiscal years ended December 31, 2006 and 2007, and the subsequent interim period prior to Crowe’s appointment, neither the Plan nor anyone acting on behalf of the Plan consulted with Crowe regarding (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Plan’s financial statements, (iii) any matter that was the subject of a disagreement or reportable event, or (iv) any matter or event set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Plan furnished E&Y with a copy of this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (“SEC”). The Plan also requested that E&Y furnish a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report. A copy of E&Y’s letter to the SEC is filed with this Current Report as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
16.1	Letter from Ernst & Young LLP dated April 27, 2009, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION PROFIT SHARING AND SAVINGS PLAN

Date: April 29, 2009	By:	/s/ Joanne Townsend
	Name:	Joanne Townsend
	Title:	Vice President, Human Resources

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
16.1	Letter from Ernst & Young LLP dated April 27, 2009, to the Securities and Exchange Commission.